UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report February 15, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                                         59-2663954
   ----------------------------------   ---------       ------------------------
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                          Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 Press Release dated February 14, 2002, announcing intention of Chairman and CEO to exercise certain stock options and to sell shares in the Company for diversification and estate planning purposes.



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ITEM 9.  REGULATION FD DISCLOSURE

On February 14, 2002, Office Depot, Inc. issued a press release announcing that its Chairman and CEO, Bruce Nelson, intends to exercise certain stock options and sell shares of stock in the Company for diversification and estate planning purposes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. This report is filed as a matter of information only.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  February 15, 2002                            By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel